SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

China Resources Development, Inc.

(Name of Registrant as Specified In Its Charter)

not applicable

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____________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 12, 2002

To the Stockholders of China Resources Development, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of China Resources Development, Inc., a Nevada corporation (the “Company”), will be held at 2:30 p.m., Hong Kong time, on November 12, 2002 at 26/F, Securities Building, 5020 Binhe Road, Fu Tian District, Shenzhen Province, People’s Republic of China, for the following purposes:

1.

To elect two Class III members to the Company’s Board of Directors to hold office until the Company’s annual meeting of stockholders to be held in 2005 and until their successors are duly elected and qualified;

2.

To ratify the appointment of Horwath Gelfond Hochstadt Pangburn, P.C. as independent auditors of the Company for the fiscal year ending December 31, 2002; and

3.

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

All stockholders are cordially invited to attend; however, only stockholders of record at the close of business on October 8, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

The Board of Directors recommends that you vote FOR the Board’s nominees to serve as Class III directors, and FOR Proposal Two.

By Order of the Board of Directors

Wong Wa On

Corporate Secretary

Hong Kong

October 8, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

CHINA RESOURCES DEVELOPMENT, INC.

Room 2105

West Tower, Shun Tak Centre

200 Connaught Road C.

Sheung Wan, Hong Kong

____________________________________

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

NOVEMBER 12, 2002

____________________________________

INTRODUCTION

The accompanying proxy is solicited by the Board of Directors (the “Board”) of China Resources Development, Inc. (the “Company,” “we”, “us” and similar terms) to be voted at the Annual Meeting of Stockholders to be held on Tuesday, November 12, 2002 (the “Annual Meeting”), and any adjournments thereof.  When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed.  If no specifications are indicated, the shares will be voted in accordance with the recommendation of the Board with respect to each matter submitted to the Company’s stockholders for approval.  Abstentions and broker non-votes will not be voted, but will be counted for determining the presence of a quorum.

The cost of preparing and mailing the enclosed proxy materials, which is estimated to be approximately $25,000, will be borne by the Company.  The Company may use the services of its officers and employees (who will receive no additional compensation) to solicit proxies.  In addition to the use of the mails, proxies may be solicited by telephone, Mailgram, facsimile, telegraph, cable and personal interview.  The Company intends to request banks and brokers holding shares of the Company’s Common Stock to forward copies of the proxy materials to those persons for whom they hold shares and to request authority for the execution of proxies.  The Company will reimburse banks and brokers for their out-of-pocket expenses.  The Company may also retain the services of a solicitation firm to aid in the solicitation of proxies.  If it does so, the Company will pay the fees and expenses of such firm.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the offices of the Company for a period of at least ten days preceding the Annual Meeting.

VOTING AT THE ANNUAL MEETING

The shares entitled to vote at the Annual Meeting consist of shares of the Company’s Common Stock and Series B Preferred Stock, with each share entitling the holder to one vote.  At the close of business on October 8, 2002, the record date for the Annual Meeting, there were issued and outstanding 837,823 shares of the Company’s Common Stock and 320,000 shares of the Company’s Series B Preferred Stock.  This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about October 10, 2002.

Each proxy that is properly signed and received prior to the Annual Meeting will, unless revoked, be voted in accordance with the instructions on such proxy. If no instruction is indicated, the shares will be voted FOR the election of the nominees for director listed in this proxy statement, FOR ratification of the appointment of Horwath Gelfond Hochstadt Pangburn, P.C., and FOR the approval of such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.  A stockholder who has given a proxy may revoke such proxy at any time before it is voted at the Annual Meeting by delivering a written notice of revocation or duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person.

A quorum of stockholders is necessary to take action at the Annual Meeting. A majority of the outstanding shares of the Company’s Common Stock and Preferred Stock, counted together, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions as shares of Common Stock or Preferred Stock that are present and entitled to vote for purposes of determining the presence of a quorum.

The two nominees for director who receive the greatest number of votes cast in person or by proxy at the Annual Meeting shall be elected as Class III directors of the Company. The vote required for adoption of the other proposals herein is the affirmative vote of a majority of the shares of Common Stock and Preferred Stock, counted together, present in person or represented by proxy at the Annual Meeting; and, for purposes of determining stockholder approval of such proposals, abstentions will be treated as shares of Common Stock or Preferred Stock voted against adoption of such proposals.

CONVENTIONS

Unless otherwise specified, all references in this proxy statement to "U.S. Dollars," "Dollars," "US$," or "$" are to United States dollars; all references to "Hong Kong Dollars" or "HK$" are to Hong Kong dollars; and all references to "Renminbi" or "RMB" or "Yuan" are to Renminbi Yuan, which is the lawful currency of the People's Republic of China ("China" or "PRC").  The Company and Billion Luck maintain their accounts in U.S. Dollars and Hong Kong Dollars, respectively.  HARC and its subsidiaries maintain their accounts in Renminbi.  The financial statements of the Company and its subsidiaries are prepared in Renminbi. Translations of amounts from Renminbi to U.S. Dollars and from Hong Kong Dollars to U.S. Dollars are for the convenience of the reader.  Unless otherwise indicated, any translations from Renminbi to U.S. Dollars or from U.S. Dollars to Renminbi have been made at the single rate of exchange as quoted by the People's Bank of China (the "PBOC Rate") on December 31, 2001, which was approximately U.S.$1.00 = Rmb 8.28. Translations from Hong Kong Dollars to U.S. Dollars have been made at the single rate of exchange as quoted by the Hongkong and Shanghai Banking Corporation Limited on December 31, 2001, which was approximately US$1.00 = HK$7.80. The Renminbi is not freely convertible into foreign currencies and the quotation of exchange rates does not imply convertibility of Renminbi into U.S. Dollars or other currencies.  All foreign exchange transactions take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China.  No representation is made that the Renminbi or U.S. Dollar amounts referred to herein could have been or could be converted into U.S. Dollars or Renminbi, as the case may be, at the PBOC Rate or at all.

References to "Billion Luck" are to Billion Luck Company Ltd., a British Virgin Islands company, which is a wholly-owned subsidiary of the Company.

References to "Company" and "Registrant" are to China Resources Development, Inc., and include, unless the context requires otherwise, the operations of its subsidiaries.

References to "HARC" are to Hainan Cihui Industrial Company Limited (formerly known as Hainan Zhongwei Agricultural Resources Company Limited), a company organized in the PRC, and a wholly owned subsidiary of the Company.

References to the "PRC" or "China" include all territory claimed by or under the control of the Central Government, except Hong Kong, Macau, and Taiwan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of shares of Common Stock and Series B Voting Preferred Stock as of September 30, 2002 by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock and Preferred Stock combined, (ii) each of the Company's directors, (iii) each of the Company's executive officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, each person has sole investment and voting power with respect to all shares shown as beneficially owned.

Unless otherwise indicated the address of each beneficial owner is Room 2105, West Tower, Shun Tak Centre, 200 Connaught Road C., Sheung Wan, Hong Kong.

	Amount and Nature of
	Beneficial Ownership(5)
					Percent
Name and Address of	Common Stock		Preferred Stock		of
Beneficial Owner	# of Shares	% of Class	# of Shares	% of Class	Vote

Ching Lung Po	73,480(1)	8.4%	320,000(1)	100%	32.9%

Tam Cheuk Ho	284,897(2)	32.5%	─	─	23.8%

Wong Wah On	289,217(3)	33.0%	─	─	24.2%

Wan Yin Ling	─	─	─	─	─

Ng Kin Sing	─	─	─	─	─

Lo Kin Cheung	─	─	─	─	─

Worlder International
Company Limited	48,600(4)	5.8%	─	─	4.2%
21/F Great Eagle Centre
23 Harbour Road
Hong Kong

Anka Capital Limited	244,897	29.2%	─	─	21.2%

Winsland Capital Limited	33,480	4.0%	320,000	100%	30.5%
TurstNet Chambers
P.O. Box 3444, Road Town
Tortola, British Virgin Islands

Executive Officers and
Directors as a group
(of 6 persons)	402,697(1)(2)(3)	42.0%	320,000	100%	56.6%

__________

(1)

Shares registered to Winsland Capital Limited, a company beneficially owned by Mr. Ching.  Also includes an option granted to Mr. Ching to purchase 40,000 shares of Common Stock.

(2)

Includes 244,897 shares registered to Anka Capital Limited, a company owned 50% by Mr. Tam.  Mr. Tam disclaims beneficial ownership of the shares owned by Anka Capital Limited, except to the extent of his pecuniary interest in the shares. Also includes an option granted to Mr. Tam to purchase 40,000 shares of Common Stock.

(3)

Includes 244,897 shares registered to Anka Capital Limited, a company owned 50% by Mr. Wong. Mr. Wong disclaims beneficial ownership of the shares owned by Anka Capital Limited, except to the extent of his pecuniary interest in the shares.  Also includes 4,320 shares registered to Brender Services Limited, a company beneficially owned by Mr. Wong and an option granted to Mr. Wong to purchase 40,000 shares of Common Stock.

(4)

Includes 13,500 shares registered to Silverich Limited, a wholly-owned subsidiary of Worlder International Company Limited.

(5)

The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of said shares.

Proposal 1

ELECTION OF DIRECTORS

Nominees And Directors

Article VIII of the Company’s Articles of Incorporation permits the Board of Directors to fix the number of directors at not less than three nor more than 25.  At the annual meeting of stockholders held in 1996, an amendment to the Articles of Incorporation was approved, dividing the directors into three classes.  Pursuant to the amendment, one class of directors is elected each year, to serve a three-year term.

Two Class III directors will be elected at the Annual Meeting.  The nominees for Class III directors, if elected, will serve until the annual meeting of stockholders to be held in 2005 and until his successor is duly elected and qualified.  Wan Ying Lin and Lo Kin Cheung both currently serve as Class III directors.

Both nominees have consented to being named herein and have indicated their intention to serve as Class III directors of the Company, if elected.  Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named nominees.  In case any of the nominees become unavailable for election to the Board of Directors, which is not anticipated, the persons named as proxies shall have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment.  Vacancies on the Board may be filled by the remaining director or directors, even though less than a quorum, for the unexpired term of such vacant position.

The following persons have been nominated for election to the Board of Directors:

Name	Age	Position

Wan Ying Lin	53	Director

Lo Kin Cheung	38	Director

Business Experience

Mr. Wan Ying Lin has been a director of the Company since February 4, 1998, and also serves as a member of the Audit committee.  Mr. Wan graduated from the Guangxi Liuzhou Institute of Medical Specialty specializing in administration and management.  From January 1986 through December 1987, he was the manager of Lam Ko Mould Company in charge of the China marketing and development division in Hong Kong.  Then, in January 1988 through February 1993, he worked as the marketing manager of Wai Tong Trading Company in Hong Kong.  In 1993, he joined the Hong Kong Prestressing Concrete Engineering Company Limited, where he serves as manager.

Mr. Lo Kin Cheung has been a director of the Company since May 30, 2000, and also serves as a member of the Audit Committee.  From September 2001 to present, Mr. Lo has been the chief financial officer of Lee Fung - Asco Printers Holdings Limited, a Hong Kong listed company, where he is responsible for the overall corporate financial operations.  From March 1998 to August 2001, Mr. Lo was the executive director of Wiltec Holdings Limited, a Hong Kong listed company, where he was responsible for corporate development and day-to-day operations.  From July 1986 until March 1998, Mr. Lo was the principal at Ernst & Young, Hong Kong.  He is a fellow of both the Hong Kong Society of Accountants and the Chartered Association of Certified Accountants.  He holds a Bachelor’s degree of Science from the University of Hong Kong.

Information Concerning the Board of Directors

During the year ended December 31, 2001 the Company’s Board of Directors held 6 meetings.  Each member of the Board participated in each action of the Board.

Committees of the Board of Directors

The Audit Committee, which currently consists of Ng Kin Sing, Wan Ying Lin and Lo Kin Cheung, reviews the professional services provided by our independent auditors, the independence of our auditors from our management, our annual financial statements and our system of internal accounting controls.  The Audit Committee also reviews other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention.  The Company’s Board of Directors has adopted a written Charter of the Audit Committee.  The members of the Audit Committee are all independent, as defined in the National Association of Securities Dealers’ listing standards.  The Audit Committee met on 4 occasions during the year ended December 31, 2001.

The Company does not have a formal compensation committee.  The Board of Directors, acting as a compensation committee, periodically meets to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options and reimbursement of certain business related costs and expenses.

The Company does not have a formal nominating committee.  The Board of Directors, acting as a nominating committee, recommends candidates who will be nominated as management’s slate of directors at each annual meeting of stockholders.  The Board of Directors will also consider candidates for directors nominated by stockholders.  A stockholder who wishes to submit a candidate for consideration at the  annual meeting of stockholders to be held in 2003, must notify the Secretary of the Company, in writing, no later than June 12, 2003.  The written notice must include information about each proposed nominee, including name, age, business address, principal occupation, shares beneficially owned and other information required to be included in proxy solicitations.  The nomination notice must also include the nominating stockholder’s name and address, the number of shares beneficially owned and a statement that such stockholder intends to nominate his candidate.  A statement from the candidate must also be furnished, indicating the candidate’s desire and ability to serve as a director.  Adherence to these procedures is a prerequisite to a stockholder’s right to nominate a candidate for director at the annual meeting.

Audit Committee Report

The following statement made by the Audit Committee, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under either of such Acts.

The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls.

Management represented to the committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors matters required to be discussed by auditing standards generally accepted in the United States.

In addition, the committee has discussed with the independent auditors the auditor's independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

The committee also discussed with our independent auditors the overall scope and plans for their respective audit. The committee meets with the independent auditors with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company’s Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

of the Board of Directors:

/s/ Ng Kin Sing

/s/ Wan Ying Lin

/s/ Lo Kin Cheung

Report of the Board of Directors on Executive Compensation

The following statement made by the Board of Directors, sitting as a Compensation Committee, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under either of such Acts.

The Company does not have a formal compensation committee.  The Board of Directors, acting as a compensation committee, periodically meets to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options and reimbursement of certain business related costs and expenses.

In determining the compensation of the Company's executive officers, the Board of Directors takes into account all factors which it considers relevant, including business conditions, in general, and in the Company's line of business during the year in light of such conditions, the market compensation for executives of similar background and experience, the performance of the Company, in general, and the performance of the specific executive officer under consideration, including the business area of the Company for which such executive officer is responsible.  In light of these factors, the Board of Directors determined that the payment of discretionary bonuses to executive officers was not appropriate for the fiscal year ended December 31, 2001.

The Board of Directors also believes that granting stock options provides an additional incentive to executive officers to continue in the service of the Company and gives them an interest similar to stockholders in the success of the Company.  In the future, the Board of Directors intends to make use of stock options, along with other traditional salary and bonus components of executive compensation packages, to provide incentives to attract and maintain qualified executive officers.

Submitted by the Board of Directors,

Sitting as a Compensation Committee:

/s/  Ching Lung Po

/s/  Tam Cheuk Ho

/s/  Wong Wah On

/s/  Wan Ying Lin

/s/  Ng Kin Sing

/s/  Lo Kin Cheung

Compensation Committee Interlocks and Insider Participation

The current Board of Directors includes Ching Lung Po, Tam Cheuk Ho and Wong Wah On, each of whom also serves as an executive officer of the Company.  As a result, these directors discuss and participate in deliberations of the Board of Directors on matters relating to the terms of executive compensation.  In this regard, a director whose executive compensation is voted upon by the Board of Directors must abstain from such vote.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4, and 5, and amendments thereto, and reports, furnished to the Company for the fiscal year ended December 31, 2001, none of the Company’s directors, officers, or shareholders beneficially owning more than 10% of any class of equity securities of the Company, failed to file any forms necessary under Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows, for each of the three years ended December 31, 2001, the cash and other compensation paid by the Company to its President and Chief Executive Officer and each other executive officer whose annual compensation was $100,000 or more.

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Other Annual Compensation (US$)	Securities Underlying Options (1)	All Other Compensation (US$)
Ching Lung Po, President and Chief Executive Officer	2001	276,923	-0-	-0-	40,000	-0-
	2000	276,923	-0-	-0-	-0-	-0-
	1999	253,846	-0-	-0-	-0-	-0-

Tam Cheuk Ho, Director and Chief Financial Officer	2001	230,769	-0-	-0-	40,000	-0-
	2000	230,769	-0-	-0-	60	-0-
	1999	212,538	-0-	-0-	60	-0-

Wong Wah On, Director, Secretary and Financial Controller	2001	153,846	-0-	-0-	40,000	-0-
	2000	153,846	-0-	-0-	60	-0-
	1999	141,026	-0-	-0-	60	-0-

__________

(1)

As of December 31, 2001, none of the stock options held by Mr. Ching, Mr. Tam and Mr. Wong were exercisable. None of such options was “in-the-money” at such date, as the fair market value (as defined in the Company stock option plan and adjusted as a result of the one-for-ten reverse stock split) of the Common Stock on December 31, 2001, was US$2.78 per share.

Option/SAR Grants Table

The following table sets forth information with respect to the grant of options to purchase shares of Common Stock during the fiscal year ended December 31, 2001 to each person named in the Summary Compensation Table.

Potential Realiz-

able Value At

Assumed Rates

Number

% Of

Of Stock Price

Of Shares

Total Options

Appreciation For

Underlying

Granted To

Exercise Or

Option Term

Options

Employees In

Base Price

Expiration

Name

Granted (1)

Fiscal Year (1)

$/Share (2)

Date

5%($)       10%($)

_______________________________________________________________________________________________________

Ching Lung Po

40,000

24.54%

$2.95

6/15/04

$18,600

$39,058

Tam Cheuk Ho

40,000

24.54%

$2.95

6/15/04

$18,600

$39,058

Wong Wah On

40,000

24.54%

$2.95

6/15/04

$18,600

$39,058

__________

(1)

The Company has granted no Stock Appreciation Rights ("SARs"). For information regarding stock options issued pursuant to the Company's Stock Option Plan, see "Stock Options," hereinbelow.

(2)

As of December 31, 2001, none of the stock options held by Mr. Ching, Mr.Tam and Mr. Wong were exercisable. None of such options was "in-the-money" at such date, as the fair market value (as defined in the Company stock option plan) of the common stock on December 31, 2001, was US$2.78 per share.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

The following table sets forth information with respect to the exercise of options to purchase shares of Common Stock during the fiscal year ended December 31, 2001 by each person named in the Summary Compensation Table.

Number of Shares

Values of Unexercised

Shares

($)

Underlying Unexercised

In the Money Options

Acquired on

Value

Options At Year End

at Year End (1)

Name

Exercise

Realized

Exercisable/Unexercisable

Exercisable/Unexercisable

_______________________________________________________________________________________

Ching Lung Po

─

─

      40,000/40,000

-0- / -0-

Tam Cheuk Ho

─

─

      40,000/40,000

-0- / -0-

Wong Wah On

─

─

      40,000/40,000

-0- / -0-

__________

(1)

Value based on the difference between the closing price of the Company's Common Stock on the OTC Bulletin Board of $2.78 per share on December 31, 2001, and the exercise price of the options.

Stock Option Plan

The Company adopted a Stock Option Plan (the "Plan") as of March 31, 1995. The Plan allows the Board of Directors, or a committee thereof at the Board's discretion, to grant stock options to officers, directors, key employees, consultants and affiliates of the Company. Initially, 24,000 shares of common stock could be issued and sold pursuant to options granted under the Plan. "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted to employees, including officers, whether or not they are members of the Board of Directors, and nonqualified stock options may be granted to any such employee or officer and to directors, consultants, and affiliates who perform substantial services for or on behalf of the Company or its subsidiaries.

The Board of Directors, or a committee appointed by the Board (the "Committee"), is vested with authority to (i) select persons to participate in the Plan; (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which grants will be made; (iii) interpret the Plan; and (iv) adopt, amend, or rescind such rules and regulations for carrying out the Plan as it may deem appropriate. The Board of Directors has the power to modify or terminate the Plan and from time to time may suspend, and if suspended may reinstate, any or all of the provisions of the Plan except that (i) no modification, suspension, or termination of the Plan may, without the consent of the grantee affected, alter or impair any grant previously made under the Plan; and (ii) no modification shall become effective without prior consent of the shareholders of the Company that would (a) increase the maximum number of shares reserved for issuance under the Plan, except for certain adjustments allowed by the Plan; or (b) change the classes of employees eligible to participate in the Plan.

The Plan provides that the price per share deliverable upon the exercise of each Incentive Stock Option shall not be less than 100% of the fair market value of the shares on the date the option is granted, as the Committee determines. In the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, such price per share, if required by the Code at the time of grant, shall not be less than 110% of the fair market value of the shares on the date the option is granted. The price per share deliverable upon the exercise of each nonqualified stock option shall not be less than 80% of the fair market value of the shares on the date the option is granted, as the Committee determines.

Options may be exercised in whole or in part upon payment of the exercise price of the shares to be acquired. Payment shall be made in cash or, in the discretion of the Committee, in shares previously acquired by the participant or in a combination of cash and shares of Common Stock. The fair market value of shares of Common Stock tendered on exercise of options shall be determined on the date of exercise.

As of July 1, 1995, pursuant to the recommendation of a committee of disinterested persons appointed by the board of directors in accordance with the terms of the Plan, the board of directors granted options to certain officers, directors, employees and consultant to purchase 24,000 shares of the Company's Common Stock: All of the stock options were issued in accordance with the terms of the Plan at an exercise price of US$378 (the fair market value of the Common Stock as of July 1, 1995) and would have been exercisable beginning on July 1, 1996, and until July 1, 2005.

As of May 20, 1996, the board of directors, in accordance with the recommendation, with respect to stock options granted to directors and officers, of a committee of disinterested persons appointed by the board of directors in accordance with the terms of the Plan, reduced the exercise prices of all of the outstanding options to US$42 (the fair market value of the Common Stock as of May 20, 1996). By virtue of this action, the outstanding options would have been exercisable beginning on May 20, 1997, and until May 20, 2006.

On December 30, 1996, the shareholders of the Company adopted an amendment to the Plan (a) to change the number of shares of Common Stock subject to the Plan to that number of shares which would, in the aggregate and if deemed outstanding, constitute 20% of the Company's then-outstanding shares of Common Stock, as determined at the time of granting stock options, and (b) to allow Nonqualified Stock Options, as defined in the Plan, to be exercisable in less than one year.

As of June 15, 2001, the board of directors adopted the recommendations of the committee of disinterested persons appointed by the board of directors in accordance with the terms of the Plan and granted stock options to purchase shares of the Company's Common Stock to the following officers, directors and employees:  Ching Lung Po - 40,000 shares, Tam Cheuk Ho - 40,000 shares, Wong Wah On - 40,000 shares,  Ma Sin Ling - 30,000 shares, Tse Chi Kai - 10,000 shares, Fu Yang Guang - 1,000 shares, Lin Jia Ping - 1,000 shares, Yu Jing Song - 1,000 shares. On the same date, all stock options previously granted were cancelled.

Report on Repricing of Options

No options were repriced during the year ended December 31, 2001.

Director Compensation

During the fiscal years ended December 31, 2001 and 2000, directors of the Company did not receive compensation for their services as such.

Employment and Consulting Agreements

On February 1, 1999, the Company entered into a Service Agreement with Ching Lung Po. In accordance with the terms of the Service Agreement, Mr. Ching has been employed by the Company as an Chief Executive Officer and to perform such duties as the Board of Directors shall from time to time determine. Mr. Ching shall receive a base salary of HK$2,160,000 (US$276,923) annually, which base salary shall be adjusted on each anniversary of the Employment Agreement to reflect a change in the applicable consumer price index or such greater amount as the Company's Board of Directors may determine. The Employment Agreement has a term of two years and shall be automatically renewed unless earlier terminated as provided therein.

On February 1, 1999, the Company entered into an Employment Agreement with Tam Cheuk Ho. In accordance with the terms of the Employment Agreement, Mr. Tam has been employed by the Company as the Chief Financial Officer and to perform such duties as the Board of Directors shall from time to time determine. Mr. Tam shall receive a base salary of HK$1,800,000 (US$230,769) annually, which base salary shall be adjusted on each anniversary of the Employment Agreement to reflect a change in the applicable consumer price index or such greater amount as the Company's Board of Directors may determine. The Employment Agreement has a term of two years and shall be automatically renewed unless earlier terminated as provided therein.

On February 1, 1999, the Company entered into an Employment Agreement with Wong Wah On. In accordance with the terms of the Employment Agreement, Mr. Wong has been employed by the Company as the Financial Controller and Corporate Secretary and to perform such duties as the Board of Directors shall from time to time determine. Mr. Wong shall receive a base salary of HK$1,200,000 (US$153,846) annually, which base salary shall be adjusted on each anniversary of the Employment Agreement to reflect a change in the applicable consumer price index or such greater amount as the Company's Board of Directors may determine. The Employment Agreement has a term of two years and shall be automatically renewed unless earlier terminated as provided therein.

Except for the foregoing, the Company has no employment contracts with any of its officers or directors and maintains no retirement, fringe benefit or similar plans for the benefit of its officers or directors. The Company may, however, enter into employment contracts with its officers and key employees, adopt various benefit plans and begin paying compensation to its officers and directors as it deems appropriate to attract and retain the services of such persons.

The Company does not pay fees to directors for their attendance at meetings of the Board of Directors or of committees; however, the Company may adopt a policy of making such payments in the future. The Company will reimburse out-of-pocket expenses incurred by directors in attending Board and committee meetings.

During the fiscal year ended December 31, 2001, no holder of stock options exercised such options. All stock options granted on July 1, 1995 either lapsed due to termination of employment or were cancelled, and all options granted on June 15, 2001 remained outstanding. Also during such fiscal year, no long-term incentive plans or pension plans were in effect with respect to any of the Company's officers, directors or employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As disclosed above under Stock Options  the Company has adopted a Stock Option Plan to grant stock option to officers, directors, key employees, consultants and affiliates of the Company.

As disclosed above under  Executive Compensation  Ching Lung Po, Tam Cheuk Ho and Wong Wah On are parties to employment agreements with the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE DIRECTOR NOMINEES.

Proposal 2

PROPOSAL TO RATIFY THE APPOINTMENT OF HORWATH GELFOND HOCHSTADT PANGBURN, P.C. AS INDEPENDENT AUDITORS OF THE COMPANY

At the Annual Meeting, stockholders will be requested to ratify the Board of Directors’ engagement of Horwath Gelfond Hochstadt Pangburn, P.C. for the fiscal year ending December 31, 2002.

The Company’s auditor for the fiscal year ended December 31, 2001 was Ernst & Young. Ernst & Young was dismissed as the Company’s principal accountant on April 30, 2002.  Ernst & Young’s reports on the financial statements for the last two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  The decision to change accountants has been approved by the Company’s Board of Directors.  The Company had no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to Ernst & Young’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.  During the two most recent fiscal years ended December 31, 2001, and the subsequent period through the date hereof, we did not consult with Horwath Gelfond Hochstadt Pangburn, P.C. regarding any of the matters or events set forth in Item 304(a)(2)(i)  and (ii) of Regulation S-B.

Fees to Auditors

Audit Fees:   The aggregate fees, including expenses, billed by Ernst & Young in connection with the audit of the Company’s consolidated financial statements for the most recent fiscal year and for the review of the Company’s financial information included in its Annual Report on Form 10-K and its quarterly reports on Form 10-Q during the year 2001 was HK $545,000 (US $69,872).

All Other Fees:  The aggregate fees, including expenses, billed for all other services rendered to the Company by Ernst & Young during year 2001 was HK $55,000 (US $7,051).  These non-audit fees relate to corporate compliance, tax services, SEC consulting services and registration filing services performed for the Company.

General

It is not expected that representatives of either Ernst & Young or Horwath Gelfond Hochstadt Pangburn, P.C. will be present at the Annual Meeting.

The approval of Proposal 2 by the stockholders requires that the votes cast favoring Proposal 2 exceed the votes cast opposing Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF HORWATH GELFOND HOCHSTADT PANGBURN, P.C. AS INDEPENDENT AUDITORS OF THE COMPANY.

STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company which are intended to be presented by such stockholders at the annual meeting of stockholders to be held in 2003 must be received by the Company no later than June 12, 2003, in order to have them included in the proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

ACCOMPANYING REPORTS

The Company’s Annual Report on Form 10-K (without exhibits), including audited consolidated financial statements as at and for the years ended December 31, 2001, 2000 and 1999, and the Company’s Quarterly Report on Form 10-QSB, including unaudited consolidated financial statements as at and for the three and six months ended June 30, 2002, accompany this proxy statement.

CHINA RESOURCES DEVELOPMENT, INC.

ANNUAL MEETING OF STOCKHOLDERS

November 12, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

CHINA RESOURCES DEVELOPMENT, INC.

The undersigned hereby appoints Ching Lung Po proxy with power of substitution and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock of China Resources Development, Inc. held of record by the undersigned on October 8, 2002 at the Annual Meeting of Stockholders to be held at 26/F, Securities Building, 5020 Binhe Road, Fu Tian District, Shenzhen Province, People’s Republic of China, on Tuesday, November 12, 2002 at 2:30 p.m., Hong Kong time, and at all adjournments thereof, with all powers the undersigned would possess if personally present.  In his or her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

1.

Election of Directors

Nominees:  Wan Ying Lin and Lo Kin Cheung.

[  ] FOR all nominees

[  ] WITHHOLD AUTHORITY

[  ] FOR all nominees,

except as noted below:

Nominee exception(s)

2.

Proposal to ratify the appointment of Horwath Gelfond Hochstadt Pangburn, P.C. independent auditors of the Company for the fiscal year ending December 31, 2002 to serve at the pleasure of the Board of Directors.

[  ] FOR

[  ] AGAINST

[  ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF 2002 ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

DATED:

_________________________________

(Signature)

_________________________________

(Signature if jointly held)

_________________________________

(Printed name(s))

Please sign exactly as name appears herein.  When shares are held by Joint Tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such.  If held by a corporation, please sign in the full corporate name by the president or other authorized officer.  If held by a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY

IN THE ENCLOSED ENVELOPE.  THANK YOU.